UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 17, 2017

PARK PLACE ENERGY INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55539	47-4488552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Ross Ave., Suite 4500E, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	214-220-4340

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into Material Definitive Agreement

On January 17, 2017, Park Place Energy Inc. (“Park Place” or the “Company”) entered into private placement subscription agreements for the sale of an aggregate of 5,075,000 units. Pursuant to the agreements, the Company issued 5,075,000 units at a purchase price of $0.20 per unit, for total proceeds of $1,015,000. Each unit consists of one share of the Company’s common stock and one common share purchase warrant. Each share purchase warrant is exercisable into one share of the Company’s common stock on or before January 17, 2018 at a price of $0.40 per share. As a result of this placement, the Company issued 5,075,000 shares of commons stock, increasing the total issued and outstanding shares of the Company to 55,356,482.

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 18, 2017, Park Place completed the acquisition of three oil and gas exploration and production companies operating in Turkey from Tiway Oil B.V. (“Tiway”). As previously announced, in December 2015, Park Place entered into a Share Purchase Agreement with Tiway to acquire the three subsidiaries of Tiway (the “Tiway Companies”). The Tiway Companies are oil and gas exploration and production companies operating in Turkey. They own interests in 3 producing oil and gas fields in Turkey, one offshore and two onshore, as well as a number of exploration licenses. They also operate one of the onshore fields. The purchase price was $2.1 million USD. The effective date of the transaction is January 1, 2016.

The sources of funds used in the acquisition were proceeds from the private placement described in Items 1.01 and 3.02 of this Form 8-K, and loans described in the Company’s Form 8-K dated as of November 3, 2016 and filed on January 20, 2017.

Item 3.02 Unregistered Sales of Equity Securities

On January 17, 2017, the Company issued an aggregate of 5,075,000 shares of its common stock and 5,075,000 share purchase warrants pursuant to the private placement subscription agreements referred to in Item 1.01 above. The Company issued these securities to twenty-two (22) accredited investors (as that term is defined in Section 4(2) of the Securities Act of 1933) pursuant to the exemption from registration provided for under Rule 506 of Regulation D, promulgated under the United States Securities Act of 1933, as amended.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
99.1*	Park Place Press Release dated January 18, 2017

*	Included herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK PLACE ENERGY INC.

/s/ Francis M. Munchinski
Francis M. Munchinski
Secretary and Treasurer

Date:	January 23, 2017

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Park Place Press Release dated January 18, 2017